                                                                   Exhibit 10.18

Non Statutory Stock Option Agreement

          AGREEMENT (this "Agreement") entered into as of the ____ day of __________________, by and between Orbcomm Inc., a Delaware corporation (the "Company"), and the undersigned director, employee, independent director or other person having a unique relationship with the Company or any of its Affiliates (the "Participant").

          WHEREAS, pursuant to the Orbcomm Inc. Stock Option Plan (the "Plan"), the Company desires to grant to the Participant an option to acquire shares of Common Stock, par value $0.001 per share, of the Company ("Shares"); and

          WHEREAS, the Participant desires to accept such option subject to the terms and conditions of this Agreement.

          NOW, THEREFORE, in consideration of the premises and of the mutual covenants and agreements contained herein, the Company and the Participant, intending to be legally bound, hereby agree as follows:

          1. Grant of Option. On the terms and conditions hereinafter set forth, the Company hereby grants to the Participant an option to purchase all (or any part) of ______ Shares (the "Option"). This Option is granted on ______________________, ___________________ (the "Grant Date"). The Option is
intended to be a Non-Statutory Stock Option. This Option is granted pursuant to the Plan, and is governed by the terms and conditions of the Plan. All defined terms used herein, unless specifically defined in this Agreement, have the meanings assigned to them in the Plan.

          2. Exercise Price. The exercise price (the "Exercise Price") for the Shares covered by the Option will be $_______.

          3. Time of Exercise of Option.

          (a) The Option will become exercisable as follows:

               (i) [ ]% will be exercisable immediately;

               (ii) the remaining [ ]% will be exercisable at the rate of 6.25% per calendar quarter as of the last day of the calendar quarter coincident with or immediately following the Grant Date, until 100% of the Option will be exercisable on the last day of the calendar quarter immediately preceding or coincident with the fourth anniversary of the Grant Date.

                         ORBCOMM INC. STOCK OPTION PLAN

          (b) Notwithstanding any other provision of this Agreement to the contrary, the Option will become immediately fully exercisable on the date of any Change of Control (as defined in the Plan), without regard to the satisfaction of any time-based criteria.

          4. Term of Options.

          (a) The Option will expire 10 years from the date hereof, but will be subject to earlier termination as provided below.

          (b) Upon ceasing to be a director, if the Participant was a director, an Employee, if the Participant was an Employee, or an independent contractor or other person with a unique relationship with the Company or any of its Affiliates, if the Participant was an independent contractor or a person with a unique relationship with the Company or any of its Affiliates:

               (i) the unexercisable portion of the Option hereby granted will terminate on the date of such cessation.

               (ii) the exercisable portion of the Option hereby granted will be treated as follows:

                    (A) Subject in each case to the repurchase rights described in Paragraph 5 below and the Shareholders' Agreement (defined below): (x) if the Participant is a director and either the Company terminates the Participant's service as a director for any reason except for Cause or the Participant voluntarily ceases to be a director; (y) if the Participant is an Employee and either the Company terminates the Participant's employment for any reason except for Cause or the Participant voluntarily terminates employment; or (z) if the Participant is an independent contractor or other person with a unique relationship to the Company or any of its Affiliates and either the Company terminates its independent contractor relationship or other unique relationship with the Participant for any reason except for Cause or the Participant terminates its independent contractor relationship or other unique relationship with the Company, the exercisable portion of the Option hereby granted will be exercisable for thirty days following the Participant's ceasing to be a director, terminating employment or terminating the independent contractor relationship or other unique relationship, whichever applies, unless the cessation as a director, the termination of employment or the termination of the independent contractor relationship or other unique relationship is because the Participant in Disabled or because the Participant dies, in which case, such Participant, or such Participant's personal representative, respectively, may exercise the exercisable portion of the Option hereby granted for three months following the cessation

                         ORBCOMM INC. STOCK OPTION PLAN

as director, termination of employment or the termination of the independent contractor relationship or other unique relationship because the Participant is Disabled or has died.

                    (B) If the Participant is terminated as a director by the Company for Cause, if the Participant is terminated by the Company for Cause, or if the Participant's relationship as an independent contractor or other unique relationship is terminated by the Company for Cause, whichever applies, the exercisable portion of the Option hereby granted will terminate on the date of such termination.

               (iii) For purposes of this Agreement, "Cause" means the definition thereof contained in such Participant's employment agreement, if any, with the Company or any subsidiary of the Company, as the same may be amended from time to time and in effect or in the event that no definition is so provided, any of the following: (A) the Participant's continued failure, whether willful, intentional or negligent, to perform substantially his duties as a director, an Employee or an independent contractor or other person with a unique relationship with the Company and any of its Affiliates, whichever applies (other than as a result of being Disabled); (B) dishonesty or gross negligence in the performance of the Participant's duties as a director, an Employee or an independent contractor or other person with a unique relationship with the Company or any of its Affiliates, whichever applies; (C) an act or acts on the Participant's part constituting a felony under the laws of the United States or any state thereof; (D) any willful act or omission on the Participant's part which is materially injurious to the financial condition or business reputation of the Company or any of its subsidiaries; or (E) the Participant has breached any provision or covenant contained in (x) the Participant's employment agreement or the independent contractor agreement with the Company, whichever applies, (y) the Shareholders Agreement among the Company, the Participant, and the other signatories thereto, if it has been executed by the Participant or (z) any other agreement between the Participant and the Company.

               (iv) For purposes of this Agreement, "Disabled" means, the Employee is terminated due to "Disability" within the meaning of Code
     Section 22(e).

          5. Repurchase Rights.

          (a) The Company has the right to repurchase the Shares acquired upon the exercise of Options for a period of three months after the Participant ceases to be a director, an Employee or an independent contractor or other person with a unique relationship to the Company or any of its Affiliates, whichever applies, or three months

                         ORBCOMM INC. STOCK OPTION PLAN

after the Shares for which the Option is exercised or acquired, whichever is later. The purchase price per Share payable is as follows:

               (i) if the Participant ceases to be a director, an Employee or an independent contractor or a person with a unique relationship with the Company or any of its Affiliates, whichever applies, because the Participant was terminated by the Company for Cause, the amount equal to the lesser of: (A) the Fair Market value of the Shares at the time of the termination; and (B) the Exercise Price;

               (ii) if the Participant ceases to be a director, an Employee or an independent contactor or other person with a unique relationship with the Company or any of its Affiliates, whichever applies, because the Participant voluntarily terminates as a director, voluntarily terminates employment or voluntarily terminates the independent contractor relationship or other unique relationship and such termination occurs prior to expiration of the Holding Period (as defined in Section 5(b) below) for the Shares acquired through the exercise of the exercisable portion of the Option, the amount equal to the lesser of: (A) the Fair Market Value of the Shares at the time of the termination; and (B) the Exercise Price;

               (iii) if the Participant ceases to be a director, an Employee or an independent contractor or other person with a unique relationship with the Company or any of its Affiliates, whichever applies, because the Participant voluntarily terminates as a director, voluntarily terminates employment or voluntarily terminates the independent contractor relationship or other unique relationship and such termination occurs after the expiration of the Holding Period (as defined in Section 5(b) below) for the Shares acquired through the exercise of the exercisable portion of the Option, the amount equal to the greater of: (A) the Fair Market Value of the Shares at the time of the termination; and (B) the Exercise Price;

               (ii) if the Participant ceases to be a director, an Employee or an independent contractor or other person with a unique relationship with the Company or any of its Affiliates, whichever applies, because the Participant terminates as a director, terminates employment or terminates the independent contractor relationship or other unique relationship, whichever applies, for any other reason (death, termination without Cause or because the Participant is Disabled) the amount equal to the greater of: (A) the Fair Market Value of the Shares at the time of the termination; and (B) the Exercise Price.

          (b) For purposes of this Agreement, the Holding Period, is the third anniversary of the earlier of: (i) the date on which such Shares obtained through the exercise of the exercisable portion of the Option were first exercised; and or (ii) the date

                         ORBCOMM INC. STOCK OPTION PLAN

on which such Shares obtained through the exercise of the exercisable portion of the Option were first exercisable.

          6. Manner of Exercise of Option. The Option may be exercised by delivery, via first class mail, interoffice mail, fax or electronic mail of a Notice of Option Exercise and related forms to the Company stating the number of Shares with respect to which the Option is being exercised and accompanied by payment of an amount equal to the Exercise Price multiplied by the number of Shares being purchased pursuant to the Option (the "Total Exercise Cost") in cash or by check, bank draft or money order payable to the order of the Company or, subsequent to an Initial Public Offering, (i) through the delivery to the Company of Shares of Common Stock with an aggregate Fair Market Value on the date of exercise equal to the Total Exercise Cost, subject to such limitations and prohibitions as the Committee may adopt from time to time or (ii) through the delivery to the Company of an Authorization for Exercise of Options "Cashless" Exercise Form with irrevocable instructions to a broker to deliver promptly to the Company an amount equal to the Total Exercise Cost, subject to such limitations as the Committee may adopt from time to time or by any combination of the above methods of payment.

          7. Non-Transferability. The right of the Participant to exercise the Option (as and when exercisable) may not be assigned or transferred by the Participant other than by will or the laws of descent and distribution. The Option may be exercised and the Shares may be purchased during the lifetime of the Participant only by the Participant (or the Participant's legal representative in the event that the Participant's employment is terminated due to becoming "Disabled" within the meaning of Section 4(b)(iv) of this Agreement). Any attempted assignment or transfer, except as hereinabove provided, including without limitation any purported assignment, whether voluntary or by operation of law, pledge, hypothecation or other disposition contrary to the provisions hereof, or any levy of execution, attachment, trustee process or similar process, whether legal or equitable, upon the Option, will in each instance be null and void.

          8. Representation Letter and Investment Legend.

          (a) In the event that for any reason the issuance of the Shares to be issued upon exercise of an exercisable Option will not be effectively registered under the Securities Act of 1933, as amended (the "1933 Act"), upon any date on which the Option is exercised, the Participant (or the person exercising the Option pursuant to Section 6) will give a written representation to the Company in the form attached hereto as Exhibit A, and the Company will place the legend described in Exhibit A, upon any certificate for the Shares issued by reason of such exercise.

                         ORBCOMM INC. STOCK OPTION PLAN

          (b) The Company will be under no obligation to qualify Shares or to cause a registration statement or a post-effective amendment to any registration statement to be prepared for the purpose of covering the issuance of Shares.

          9. Adjustments. Subject to Section 8 of the Plan, in the event of any change in the outstanding Shares by reason of an acquisition, spin-off or reclassification, recapitalization or merger, combination or exchange of Shares or other corporate exchange, Change of Control or similar event, or as required under any Option Agreement, the Committee may adjust appropriately the number or kind of Shares or securities subject to the Plan and available for or covered by Grants and Share prices related to outstanding Grants and make such other revisions to outstanding Grants as it deems are equitably required.

          10. No Special Rights to Remain a Director, No Special Employment Rights and No Special Rights to Remain an Independent Contractor or to Maintain a Unique Relationship. Nothing contained in this Agreement will be construed or deemed by any person under any circumstances to bind the Company or any of its subsidiaries to continue the Participant as a director of the Company, to continue employment of the Participant, to continue the Participant as an independent contractor or to continue a unique relationship with the Company or any of its Affiliates for the period within which this Option may vest or for any other period.

          11. Rights as a Shareholder. The Participant will have no rights as a shareholder with respect to any Shares which may be purchased upon the vesting of this Option unless and until a certificate or certificates representing such Shares are duly issued and delivered to the Participant. If at any time during the term of the Option, the Company will be advised by its counsel that the Shares are required to be registered under the Securities Act or under applicable state securities laws, or that delivery of the Shares must be accompanied or preceded by a prospectus meeting the requirements of such laws, delivery of Shares by the Company may be deferred until a registration is effective or a prospectus is available or an appropriate exemption from registration is secured. Prior to an Initial Public Offering, the Participant will be required to enter into a shareholder agreement with the Company prohibiting the sale, transfer or assignment of the Shares without first offering the Shares to the Company and/or certain other stockholders, on a form provided by the Company, upon the exercise of any Option under the Plan.

          12. Withholding Taxes. The Participant hereby agrees, as a condition to any exercise of the Option, to provide to the Company an amount sufficient to satisfy its obligation to withhold certain federal, state and local taxes arising by reason of such exercise (the "Withholding Amount"), if any, by (a) authorizing the Company to withhold the Withholding Amount from the Participant's cash compensation, if any, or

                         ORBCOMM INC. STOCK OPTION PLAN

(b) remitting the Withholding Amount to the Company in cash; provided that, to the extent that the Withholding Amount is not provided by one or a combination of such methods, the Company may at its election withhold from the Shares delivered upon exercise of the Option that number of Shares having a Fair Market Value equal to the Withholding Amount.

          13. Execution of Shareholders Agreement. The Participant acknowledges that, in connection with his prior or future purchase of Shares of the Company, he has previously executed and delivered that certain Shareholders Agreement, dated the date hereof, by and among the Company and the shareholders of the Company named therein (the "Shareholders Agreement"). The Participant further agrees that all Shares acquired by him upon exercise of the Option will be subject to the terms and conditions of the Shareholders Agreement, as the same may have been amended or modified in accordance with its terms.

          14. Lock-Up Agreements. The Participant agrees that in the event of an Initial Public Offering or any other offering of any securities of the Company, if the Company so requests, the Participant will enter into an agreement on terms and conditions satisfactory to the Company with the relevant underwriters of such transaction that provides that the Participant may not directly or indirectly offer, pledge, sell, contract to sell, sell any option or contract to purchase, purchase any option or contract to sell, grant any option, right or warrant for the sale of, or otherwise dispose of or transfer the Shares or any other shares of the Company's Common Stock or securities convertible into or exchangeable or exercisable for such shares owned by the Participant, or enter into any swap or other arrangement that transfers, in whole or in part, the economic consequences of ownership of any such shares, for a period of up to one year after the date of the relevant prospectus.

          15. Delivery of Certificates. The Participant will have no interest in the Shares unless and until certificates for the Shares are issued following exercise of the Option.

                                    *********

                         [Signatures on Following Page]

                         ORBCOMM INC. STOCK OPTION PLAN

                                OPTION AGREEMENT

                           Counterpart Signature Page

          IN WITNESS WHEREOF, the Company has caused this Agreement to be executed, by its officer thereunto duly authorized, and the Participant has executed this Agreement, all as of the day and year first above written.

ORBCOMM INC.                                         PARTICIPANT


By:
    ---------------------------------   ----------------------------------------
Title:
       ------------------------------   Address:
                                                 -------------------------------
------------------------------------
(print name)                                     -------------------------------

                                        Facsimile Number:
                                                          ----------------------

                                        ----------------------------------------
                                        Social Security Number

                                        Email Address:
                                                       -------------------------

                                    EXHIBIT A

TO: ORBCOMM INC.

          The undersigned hereby irrevocably exercises the right to purchase ______________ of the shares of Common Stock, par value $0.001 per share ("Common Stock") of Orbcomm Inc., a Delaware corporation (the "Company"), evidenced by the attached Option, and herewith makes payment of the Exercise Price with respect to such shares in full, all in accordance with the conditions and provisions of said Option.

          1. The undersigned hereby represents and warrants to and agrees with the Company as follows:

          (a) The undersigned understands and acknowledges that an investment in the Common Stock issuable upon exercise of this Option involves a high degree of risk and that there are limitations on the liquidity of the Common Stock issuable upon exercise of this Option. The undersigned is able to bear the economic risk of an investment in the Common Stock issuable upon exercise of this Option. The undersigned has adequate means of providing for the undersigned's current needs and contingencies; is able to afford to hold the Common Stock issuable upon exercise of this Option for an indefinite period; and has such knowledge and experience in financial and business matters that the undersigned is capable of evaluating the merits and risks of the investment in the Common Stock issuable upon exercise of this Option;

          (b) The undersigned is acquiring the Common Stock issuable upon exercise of this Option for its own account for investment and not as a nominee and not with a present view to the distribution thereof in violation of the Securities Act of 1933, as amended (the "1933 Act"). The undersigned understands that the undersigned must bear the economic risk of this investment indefinitely unless such shares are registered pursuant to the 1933 Act and any applicable state securities laws, or an exemption from such registration is available. The undersigned has no plan or intention to sell the shares of Common Stock issuable upon exercise of this Option at any predetermined time, and has made no predetermined arrangements to sell such shares;

          (c) The undersigned will not make any sale, transfer or other disposition of the shares of Common Stock issuable upon exercise of this Option in violation of (1) the 1933 Act, the Securities Exchange Act of 1934, as amended, any other applicable Federal or state securities laws or the rules and regulations of the Securities and Exchange Commission or of any state securities commissions or similar

                         ORBCOMM INC. STOCK OPTION PLAN

state authorities promulgated under any of the foregoing, or (2) any applicable securities laws of jurisdictions outside the United States and the rules and regulations thereunder.

          2. The undersigned agrees not to offer, sell, transfer or otherwise dispose of any of the Common Stock obtained on exercise of the Option, except in accordance with the provisions of the Option, and consents that the following legend may be affixed to the stock certificates for the Common Stock hereby subscribed for, if such legend is applicable:

          "The securities represented hereby have not been registered under the Securities Act of 1933, as amended (the "1933 Act"), or any provincial or state securities law, and may not be sold, transferred, pledged, hypothecated or otherwise disposed of until either (i) a registration statement under the 1933 Act and applicable provincial or state securities laws shall have become effective with regard thereto, or
          (ii) an exemption from registration under the 1993 Act or applicable provincial or state securities laws is available in connection with such offer, sale or transfer."

          3. The undersigned requests that stock certificates for such shares be issued, and a new Option representing any unexercised portion hereof be issued, pursuant to the Option in the name of the registered holder and delivered to the undersigned at the address set forth below:

Dated:
       ------------------------------


------------------------------
Signature of Registered Holder

------------------------------
Name of Registered Holder (Print)